Exhibit 10.59

BIOVAIL LABORATORIES INTERNATIONAL SRL

DEFERRED SHARE UNIT PLAN

Effective:  May 3, 2005

Amended:  March 14, 2007

TABLE OF CONTENTS

ARTICLE 1
PREAMBLE AND DEFINITIONS

1.1	Title	3
1.2	Purpose of the Plan	3
1.3	Definitions	3
1.4	Schedules	4

ARTICLE 2
INTERPRETATION

2.1	Governing Law	4
2.2	Severability	5
2.3	References	5

ARTICLE 3
ELIGIBILITY

3.1	Establishment	5
3.2	Participation	5
3.3	No Additional Rights	5

ARTICLE 4
DEFERRED SHARE UNIT GRANTS AND ACCOUNTS

4.1	Grants	5
4.2	Election to Participate	5
4.3	Effect of Notice	6
4.4	Termination or Change to Election	6
4.5	Timing and Recording of Credits	6
4.6	[Intentionally Left Blank]	6
4.7	Deferred Share Unit Account	6
4.8	Dividends	6
4.9	Adjustments	7
4.10	No Price Adjustment	7

ARTICLE 5
REDEMPTION ON RETIREMENT OR DEATH

5.1	Redemption	7
5.2	Payment of Redeemed Amount	8

ARTICLE 6
SHAREHOLDER RIGHTS

6.1	No Shareholder Rights	8

ARTICLE 7
ADMINISTRATION

7.1	Unfunded Obligation	8
7.2	[Intentionally left blank]	8

7.3	Amendment and Termination	8
7.4	Costs of Administration	8

BIOVAIL LABORATORIES INTERNATIONAL SRL

DIRECTORS’ DEFERRED SHARE UNIT PLAN

ARTICLE 1

PREAMBLE AND DEFINITIONS

1.1                                                                               Title.

The Plan herein described shall be called the “Deferred Share Unit Plan”, and is referred to herein as the “Plan”.

1.2                                                                               Purpose of the Plan.

The purpose of the Plan is to align the compensation incentives available to the employees, officers and directors of the Corporation and the interests of the Corporation’s parent company.

1.3                                                                               Definitions.

“Board” means the board of directors of the Corporation.

“Corporation” means Biovail Laboratories International SRL and any successor corporation whether by amalgamation, merger or otherwise.

“Deferred Share Unit” means a bookkeeping entry, the value of which on any particular date shall be equal to the Market Price.

“Deferred Share Unit Account” has the meaning ascribed thereto in Section 4.7.

DSU Allocation” means such amount as may from time to time be determined by resolution of the Board;

“Election Notice” has the meaning ascribed thereto in Section 4.2.

“Market Price” means the market price of a Share and shall be the VWAP on the TSX, or the NYSE or other stock exchange where the majority of the trading volume and value of the Shares occurs, for the five trading days immediately preceding such date, except that with respect to Members subject to U.S. taxation, to the extent required by Section 409A of the Code, “Market Price” of a Share means the greater of (i) the Market Price as calculated above or (ii) the VWAP on the TSX, or the NYSE or other stock exchange where the majority of the trading volume and value of the Shares occurs, for the single trading day immediately preceding such date.  The Market Price so determined may be in Canadian dollars or U.S. dollars.  As a result, the Market Price of a Share in respect of a Deferred Share Unit that will be paid in Canadian dollars shall be either (a) such Market

Price as determined above, if in Canadian dollars, or (b) such Market Price as determined above converted into Canadian dollars at the closing rate of exchange of the Bank of Canada on the Date of Grant, if in U.S. dollars.  Similarly, the Market Price of a of a Share in respect of a Deferred Share Unit that will be paid in U.S. dollars shall be either (a) such Market Price as determined above, if in U.S. dollars, or (b) such Market Price as determined above converted into U.S. dollars at the closing rate of exchange of the Bank of Canada on the Date of Grant, if in Canadian dollars.  If on the such date there is not a closing rate of exchange of the Bank of Canada, then the Market Price of a Share shall be determined as provided above on the first day immediately preceding such date for which there was such a closing rate of exchange.  The Market Price of a Share shall be rounded up to the nearest whole cent.

“Member” means an employee, officer or director of the Corporation who becomes a participant in the Plan in accordance with Article 4.

“Member’s Termination Date” has the meaning ascribed thereto in Section 5.1.

“NYSE” means the New York Stock Exchange.

“Payment Date” has the meaning ascribed thereto in Section 4.1.

“Shares” means the common shares of Biovail Corporation and such other shares as may be substituted therefor as a result of amendments to the articles of Biovail Corporation, a reorganization of Biovail Corporation or otherwise.

“Trading Day” means any date on which the TSX is open for the trading of the Shares.

“TSX” means the Toronto Stock Exchange.

“VWAP” means the volume weighted average trading price of the Shares, calculated by dividing the total value by the total volume of Shares traded for the relevant period.

1.4                                                                               Schedules.

Schedule A — Election Notice

Schedule B — Redemption Notice

ARTICLE 2

INTERPRETATION

2.1                                                                               Governing Law.

The Plan shall be governed and interpreted in accordance with the laws of Barbados.

2.2                                                                               Severability.

If any provision of the Plan or part hereof is determined to be void or unenforceable in whole or in part, such determination shall not affect the validity or enforcement of any other provision or part thereof.

2.3                                                                               References.

Headings wherever used herein are for reference purposes only and do not limit or extend the meaning of the provisions herein. In the Plan, references to the singular shall include the plural and vice versa, as the context shall require.

ARTICLE 3

ELIGIBILITY

3.1                                                                               Establishment.

Subject to obtaining Board approval, the Plan shall be effective as at May 4, 2005.

3.2                                                                               Participation.

Each employee, officer or director of the Corporation shall become a Member in the Plan if so designated by resolution of the Board.

3.3                                                                               No Additional Rights.

Nothing herein contained shall be deemed to give any person the right to be retained as an employee, director or officer of the Corporation.

ARTICLE 4

DEFERRED SHARE UNIT GRANTS AND ACCOUNTS

4.1                                                                               Grants.

From time to time, as the Board may consider appropriate, a Member may be credited, without further or other formality, with the respective number of Deferred Share Units as may be determined by dividing the DSU Allocation by the Market Price at the date of payment determined by the Board (a “Payment Date”).

4.2                                                                               Election to Participate.

Each Member shall have, subject to the conditions stated herein, the right to elect at any time and from time to time in accordance with this Section 4.2, to be credited with Deferred Share Units in lieu of all or any part of any cash compensation payable to such Member.  No such election shall be effective unless and until the Member in question shall have filed a notice of election in the form of Schedule A hereto (the “Election Notice”) with the Corporation’s Secretary, which notice, subject as hereinafter provided, may be filed at any time.

4.3                                                                               Effect of Notice.

A duly filed Election Notice shall be binding upon the Member who filed it, and upon the Corporation, unless and until such Member has filed a subsequent Election Notice to terminate or change his or her election and such subsequent Election Notice has become effective in accordance with the Plan.

4.4                                                                               Termination or Change to Election.

(a)                                  Each Member is entitled to terminate or change his or her election specified in any Election Notice filed with the Corporation by filing with the Secretary of the Corporation a subsequent Election Notice, provided that no Member shall be entitled to file more than one Election Notice in any calendar year unless specifically authorized by resolution of the Directors.

(b)                                 For greater certainty, subject to the foregoing limitation, a Member who has filed a subsequent Election Notice to terminate an earlier election by the Member may thereafter again elect in accordance with Section 4.2.

4.5                                                                               Timing and Recording of Credits.

(a)                                  Each Member who has filed an Election Notice in accordance with Section 4.2 shall be credited with Deferred Share Units as hereinafter provided in respect of the cash payment in respect of which such election is made, immediately upon the later to occur of:  (i) the filing of such Election Notice or (ii) the date on which the cash payment would otherwise be payable (such later date being the “Effective Date”), while such Election Notice remains in effect.

(b)                                 The number of Deferred Share Units to be received by the Member will be calculated by dividing (i) the cash payment to which the Member would otherwise be entitled, by (ii) the Market Price at the Effective Date.

(c)                                  Deferred Share Units credited to a Member in accordance with any provision of this agreement shall be recorded by the Corporation in the Member’s Deferred Share Unit Account (as defined below) as soon as reasonably practicable thereafter.

4.6                                                                               [Intentionally Left Blank]

4.7                                                                               Deferred Share Unit Account.

An account, to be known as a “Deferred Share Unit Account”, shall be maintained by the Corporation for each Member, in which shall be recorded all Deferred Share Units credited to a Member from time to time.

4.8                                                                               Dividends.

Whenever cash dividends are paid on the Shares, additional Deferred Share Units will be credited to the Member’s Deferred Share Unit Account.  The number of such additional Deferred Share Units will be calculated by dividing (i) the dividends that would have been paid to such Member if the Deferred Share Units in the Member’s Deferred Share Unit Account on the relevant dividend record date had been Shares, by (ii) the closing price of the Shares on the TSX, the NYSE or other stock exchange where the majority of the trading volume and value of the Shares occurs on the date of payment of such dividend.  If on such date of payment there is not a closing price of the Shares on any such exchange, then the opening price of the Shares on the TSX, the NYSE or other stock exchange where the majority of the trading volume and value of the Shares occurs on the first available date thereafter will be used for purposes of (ii) above.

4.9                                                                               Adjustments.

In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of the Corporation’s assets to shareholders, or any other changes affecting the Shares, such proportionate adjustments shall be made with respect to the number of Deferred Share Units outstanding under the Plan to reflect such change or changes.

4.10                                                                        No Price Adjustment.

For greater certainty, no additional Deferred Share Units will be granted to such Member to compensate for a downward fluctuation in the price of the Shares, nor will any other form of benefit be conferred upon, or in respect of, a Member for such purpose.

ARTICLE 5

REDEMPTION ON RETIREMENT OR DEATH

5.1                                                                               Redemption.

Subject to Section 5.2, the value (determined in accordance with Section 5.2) of the Deferred Share Units credited to a Member’s Deferred Share Unit Account shall be redeemable by the Member (or, where the Member has died, his or her estate) at the Member’s option (or after the Member’s death, at the option of his legal representative) following the event, including death, causing the Member to no longer be an employee, officer or director of the Corporation (the “Member’s Termination Date”).  The value of the Deferred Share Units shall be redeemed by filing a written notice of redemption in the form of Schedule B hereto with the Secretary of the Corporation, specifying: (i) either one or two redemption dates; and (ii) the percentage of Deferred Share Units held by the Member to be redeemed on each such redemption date (which when added together shall equal 100%).  Each redemption date specified in the notice of redemption shall occur during the period commencing at least five (5) business days following the date on which such notice is filed with the Secretary of the Corporation and ending not later than December 15 of the first calendar year commencing after the Member’s Termination Date.  If no notice of redemption has been filed by December 15 of the first calendar year after the Member’s Termination Date, December 15 of the first calendar year after the Member’s Termination Date will be deemed to be the redemption date for all of the Member’s Deferred Share Units.

5.2                                                                               Payment of Redeemed Amount.

Subject to applicable income tax and other withholdings as required by law, the value of the Deferred Share Units redeemed by or in respect of a Member shall be paid to the Member (or if the Member has died, to his or her estate, as the case may be) in the form of one or two lump sum cash payments, as applicable in accordance with the Member’s notice of redemption, less the amounts required to be withheld by applicable law, as soon as practicable after the applicable redemption date, provided that in any event such payment date shall be no later than December 31 of the first calendar year commencing after the Member’s Termination Date.  The amount of the cash payment (or payments, as the case may be) to be paid to the Member on the redemption date (or redemption dates, as the case may be), before such withholdings, shall be determined by multiplying the number of Deferred Share Units to be redeemed on a redemption date by the Market Price on such redemption date.

ARTICLE 6

SHAREHOLDER RIGHTS

6.1                                                                               No Shareholder Rights.

Deferred Share Units are not Shares and will not entitle a Member to any shareholder rights, including, without limitation, voting rights, dividend entitlement or rights on liquidation.

ARTICLE 7

ADMINISTRATION

7.1                                                                               Unfunded Obligation.

Unless otherwise determined by the Board, the Plan shall remain an unfunded obligation of the Corporation.

7.2                                                                               [Intentionally left blank]

7.3                                                                               Amendment and Termination.

The Plan may be amended or terminated at any time by the Board, except as to rights already accrued hereunder by the Members.

7.4                                                                               Costs of Administration.

The Corporation will be responsible for all costs relating to the administration of the Plan.

Schedule A to Deferred Share Unit Plan

(the “Plan”)

ELECTION NOTICE

Please complete one of Section 1 (Election Notice), Section 2 (Election to Change Participation) or Section 3 (Election to Terminate an Earlier Election), and return a signed and dated copy of this Schedule A to the Secretary of Biovail Laboratories International SRL (the “Corporation”).

1.                                                                                      ELECTION NOTICE

I hereby elect to participate in the Plan on the following basis, commencing immediately, unless and until the election is terminated or changed in accordance with a subsequently filed Election Notice, namely, to receive in Deferred Stock Units, $                 of the amount otherwise payable to me in cash by the Corporation.

2.                                                                                      ELECTION TO CHANGE PARTICIPATION

I hereby elect, notwithstanding any previous election in the form of this Election Notice, to change my election with respect to my participation in the Plan, commencing immediately, unless and until the election is terminated or changed in accordance with a subsequently filed Election Notice, namely, to receive in Deferred Stock Units, $                 of the amount otherwise payable to me in cash by the Corporation.

3.                                                                                      ELECTION TO TERMINATE AN ELECTION

I hereby elect, by marking the box below this paragraph with an “X”, to terminate my election under Section 4.2 of the Plan to receive the cash referred to in that election as cash.

☐  YES, I WISH TO TERMINATE MY MOST RECENT ELECTION UNDER SECTION 4.2 OF THE PLAN.

I confirm that:

1.                                                                                       I have received and reviewed a copy of the terms of the Plan and agreed to be bound by such terms.

2.                                                                                       I understand that I will not be able to cause the Corporation to redeem Deferred Share Units granted under the Plan (“DSUs”) until I am no longer a director, officer or employee of the Corporation.

3.                                                                                       I recognize that when DSUs credited pursuant to an election made under Section 1 or 2 of this Election Notice are redeemed in accordance with the terms of the Plan after I am no longer a director, officer or employee of the Corporation, income tax and other withholdings as required will arise at that time that will be my obligations (and not the Corporation’s, except as required by law).  Upon redemption of the DSUs, the Corporation will make all appropriate withholdings as required by law at that time.

4.                                                                                      The value of DSUs are based on the value of the common shares of the Biovail Corporation and therefore are not guaranteed.

5.                                                                                      No funds will be set aside to guarantee the payment of DSUs.  Future payment of DSUs will remain an unfunded liability recorded on the books of the Corporation.

The foregoing is only a brief outline of certain key provisions of the Plan.  For more complete information, reference should be made to the Plan in its entirety.

Date	(Signature of Member)

(Name of Member)

2

Schedule B to Deferred Share Unit Plan

(the “Plan”)

REDEMPTION NOTICE

I hereby advise Biovail Laboratories International SRL (the “Corporation”) that I wish to redeem all the Deferred Share Units credited to my account under the Plan on the following redemption date or dates, which in each case shall be at least five (5) business days following the date on which this notice is filed with the Corporation but no later than December 15 of the first calendar year commencing after the year in which I ceased to be a director, officer or an employee of the Corporation:

Amount of Deferred Share Units (expressed as a percentage totalling 100%)	Redemption Date
1.

2.

Date	(Signature of Member)

(Name of Member)

If this Redemption Notice is signed by a beneficiary or legal representative, documents providing the authority of such signature must accompany this Redemption Notice.